EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George Pita, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Perry Ellis International, Inc. on Form 10-K for the year ended January 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Perry Ellis International, Inc.

By:	/s/ GEORGE PITA
Name:	George Pita
Title:	Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Perry Ellis International, Inc. and will be retained by Perry Ellis International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.